UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 26, 2005

Plantronics, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 26, 2005, Plantronics, Inc. issued a press release reporting its results of operations and financial condition for the fourth fiscal quarter and year ended March 31, 2005, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained herein, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01, "Regulation FD Disclosure."

On April 26, 2005, Plantronics, Inc., a Delaware corporation, announced that our Board of Directors had declared a cash dividend of $0.05 per share of our common stock, payable on June 10, 2005 to shareholders of record at the close of business on May 10, 2005.

A copy of the press release is attached as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

Exhibit Number	Description

99.1	Press Release issued by Plantronics, Inc. dated April 26, 2005.

99.2	Press Release issued by Plantronics, Inc. dated April 26, 2005.

PLANTRONICS, INC.

Date: April 26, 2005	By:	/s/ Barbara Scherer
Barbara Scherer
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Plantronics, Inc. dated April 26, 2005

99.2	Press Release issued by Plantronics, Inc. dated April 26, 2005.